UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois	60606
(Address of principal executive offices)	(Zip code)

Caroline Kraus, Esq. Goldman, Sachs & Co. 200 West Street New York, New York 10282	Copies to: Geoffrey R.T. Kenyon, Esq. Dechert LLP One International Place, 40th Floor 100 Oliver Street Boston, MA 02110-2605

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: March 31

Date of reporting period: December 31, 2014

Item 1.	Schedule of Investments.

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Schedule of Investments

December 31, 2014 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value
Foreign Sovereign Debt Obligations – 24.6%
Dominican Peso – 0.9%
Dominican Republic
DOP	5,200,000	15.000%		04/05/19	$ 134,055
	1,300,000	16.000		07/10/20	35,132
Dominican Republic Central Bank Notes(a)
	24,580,000	12.000		04/05/19	570,545

					739,732

Brazilian Real – 1.0%
Brazil Letras do Tesouro Nacional(b)
BRL	871,000	0.000		01/01/16	289,888
Brazil Notas do Tesouro Nacional
	1,653,486	6.000		08/15/50	605,917

					895,805

Euro – 21.1%
Federal Republic of Germany
EUR	1,400,000	2.000		08/15/23	1,924,023
Italy Buoni Poliennali Del Tesoro
	580,000	1.150		05/15/17	710,317
	1,019,332	2.350		09/15/19	1,331,502
	900,000	4.750		09/01/21	1,325,270
	1,565,000	5.500		11/01/22	2,435,180
	520,000	4.500		05/01/23	766,905
	420,000	3.750		09/01/24	593,038
	640,000	2.500		12/01/24	817,053
	200,000	5.000		09/01/40	319,538
Spain Government Bond
	510,000	2.100		04/30/17	639,885
	680,000	0.500		10/31/17	820,950
	1,250,000	4.500		01/31/18	1,690,227
	840,000	4.400	(a)	10/31/23	1,257,400
	35,000	3.800	(a)	04/30/24	50,668
	540,000	2.750	(a)	10/31/24	720,671
	735,000	5.900		07/30/26	1,252,103
Spain Government Inflation Linked Bond(a)
	1,042,330	0.550		11/30/19	1,270,583

					17,925,313

Mexican Peso – 1.1%
United Mexican States
MXN	6,577,300	10.000		12/05/24	585,568
	2,192,400	7.500		06/03/27	166,340
	2,192,400	7.750		05/29/31	169,190

					921,098

United States Dollar – 0.5%
Dominican Republic
	$100,000	5.875		04/18/24	102,500
Republic of Argentina(c)
	2,650,000	0.000		12/15/35	193,450
Republic of Venezuela
	10,000	6.000		12/09/20	4,225
	30,000	9.000		05/07/23	13,650
	50,000	8.250		10/13/24	22,000
	50,000	7.650		04/21/25	21,625
	70,000	9.250		05/07/28	31,150

					388,600

TOTAL FOREIGN SOVEREIGN DEBT OBLIGATIONS					$20,870,548

Principal Amount		Interest Rate	Maturity Date	Value
Structured Notes(a) – 0.4%
Zambia – 0.4%
Republic of Zambia (Issuer Standard Chartered Bank (London)
ZMW	1,680,000	11.000%	02/20/19	$ 191,183
	1,340,000	13.000	09/03/24	135,378

TOTAL STRUCTURED NOTES				$ 326,561

Mortgage-Backed Obligations – 12.7%
Adjustable Rate Non-Agency(c) – 1.5%
Countrywide Alternative Loan Trust Series 2007-HY6, Class A1
	$148,825	0.365%	08/25/47	$ 118,475
Countrywide Alternative Loan Trust Series 2007-OH1, Class A1D
	309,886	0.380	04/25/47	237,734
Countrywide Home Loan Mortgage Pass-Through Trust Series 2005-7, Class 2A1
	225,868	0.775	03/25/35	202,964
JPMorgan Mortgage Trust Series 2007-A1, Class 2A2
	160,262	2.485	07/25/35	159,592
Master Adjustable Rate Mortgages Trust Series 2007-HF2, Class A1
	235,403	0.465	09/25/37	205,291
Washington Mutual Mortgage Pass-Through Certificates Series 2006-AR19, Class 1A
	416,019	0.855	01/25/47	331,998

				1,256,054

Collateralized Mortgage Obligations – 4.3%
Interest Only(d) – 0.5%
GNMA REMIC Series 2013-182, Class PI
	$844,979	4.500%	12/20/43	$ 182,714
GNMA REMIC Series 2013-183, Class NI
	1,558,188	4.500	10/20/42	254,947

				437,661

Inverse Floaters(c) – 3.6%
GNMA REMIC Series 2010-1, Class SD
	178,508	5.625	01/20/40	27,030
GNMA REMIC Series 2010-35, Class DS
	651,604	5.515	03/20/40	101,574
GNMA REMIC Series 2010-37, Class SG
	837,817	5.535	03/20/40	126,252
GNMA REMIC Series 2010-85, Class SN
	641,198	5.775	07/20/40	122,191
GNMA REMIC Series 2010-9, Class XD
	3,376,386	6.439	01/16/40	617,708
GNMA REMIC Series 2010-90, Class ES
	443,538	5.785	07/20/40	73,735

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Schedule of Investments (continued)

December 31, 2014 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Inverse Floaters(c) – (continued)
GNMA REMIC Series 2011-25, Class SA
$900,301	5.935%	10/20/40	$ 134,525
GNMA REMIC Series 2013-113, Class SA
1,045,716	6.535	08/20/43	206,506
GNMA REMIC Series 2013-134, Class DS
6,159,411	5.935	09/20/43	1,059,102
GNMA REMIC Series 2013-147, Class AS
310,568	5.985	10/20/43	54,296
GNMA REMIC Series 2013-147, Class SD
780,727	6.485	12/20/39	150,882
GNMA REMIC Series 2013-148, Class SA
1,414,871	6.035	10/20/43	250,095
GNMA REMIC Series 2014-133, Class BS
945,820	5.435	09/20/44	140,370

			3,064,266

Regular Floater(c) – 0.2%
Countrywide Alternative Loan Trust Series 2005-26CB, Class A1
17,536	0.655	07/25/35	14,061
Countrywide Alternative Loan Trust Series 2005-77T1, Class 1A3
99,954	0.555	02/25/36	71,358
Residential Accredit Loans, Inc. Series 2005-QS10, Class 3A1
18,821	0.655	08/25/35	14,251

			99,670

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$ 3,601,597

Commercial Mortgage-Backed Securities(c) – 2.1%
Sequential Floating Rate – 2.1%
Credit Suisse Commercial Mortgage Trust Series 2007-C2, Class A1A
$419,363	5.526%	01/15/49	$ 441,816
GS Mortgage Securities Trust Series 2007-GG10, Class A1A
1,208,562	5.796	08/10/45	1,317,383

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES			$ 1,759,199

Federal Agencies(e) – 4.8%
FNMA – 4.8%
$2,000,000	3.000%	TBA-30yr	$ 2,024,219
2,000,000	3.500	TBA-30yr	2,085,937

TOTAL FEDERAL AGENCIES			$ 4,110,156

TOTAL MORTGAGE-BACKED OBLIGATIONS			$10,727,006

Asset-Backed Securities(c) – 6.7%
Collateralized Loan Obligations(a) – 5.8%
ACIS CLO Ltd. Series 2014-4A, Class ACOM
$500,000	1.713%	05/01/26	$ 488,300
ACIS CLO Ltd. Series 2014-4A, Class C
500,000	2.777	05/01/26	457,604
Anchorage Capital CLO Ltd. Series 2014-4A, Class A1A
750,000	1.732	07/28/26	742,946
Anchorage Capital CLO Ltd. Series 2014-4A, Class A2
150,000	2.442	07/28/26	145,601

Principal Amount	Interest Rate	Maturity Date	Value
Asset-Backed Securities(c) – (continued)
Collateralized Loan Obligations(a) – (continued)
Atrium X Series 2010-A, Class A
$750,000	1.349%	07/16/25	$ 734,715
OFSI Fund V Ltd. Series 2014-7A, Class C
100,000	3.345	10/18/26	95,676
OFSI Fund VII Ltd. Series 2014-7A, Class ACOM
750,000	1.872	10/18/26	735,075
Silvermore CLO Ltd. Series 2014-1A, Class A1
600,000	1.682	05/15/26	592,977
Trinitas CLO Ltd. Series 2014-1A, Class B1
1,000,000	2.131	04/15/26	953,624

			4,946,518

Home Equity – 0.9%
Citigroup Mortgage Loan Trust Series 2006-WFH1, Class M3
336,000	0.555	01/25/36	275,506
Saxon Asset Securities Trust Series 2007-2, Class A2C
623,802	0.395	05/25/47	449,785

			725,291

TOTAL ASSET-BACKED SECURITIES			$ 5,671,809

Municipal Debt Obligations – 3.4%
Puerto Rico – 3.4%
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2008 A
$20,000	6.000%	07/01/38	$ 14,432
230,000	6.000	07/01/44	162,771
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2012 A
45,000	5.750	07/01/37	32,057
35,000	5.125	07/01/37	23,421
70,000	5.250	07/01/42	47,877
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2012 D
30,000	5.000	07/01/33	20,638
Puerto Rico Commonwealth GO Bonds for Public Improvement Series 2011 A
25,000	5.750	07/01/41	17,944
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2008 A
10,000	5.500	07/01/32	7,229
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2009 B
30,000	5.750	07/01/38	21,829
15,000	6.000	07/01/39	11,006
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2011 A
10,000	6.000	07/01/34	7,390
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2011 E
10,000	5.625	07/01/32	7,291
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2012 A
150,000	5.500	07/01/26	113,417
10,000	5.500	07/01/39	7,250
25,000	5.000	07/01/41	17,084
Puerto Rico Commonwealth GO Bonds Refunding Public Improvement Series 2006 A
40,000	5.250	07/01/23	30,842

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Schedule of Investments (continued)

December 31, 2014 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value
Municipal Debt Obligations – (continued)
Puerto Rico – (continued)
Puerto Rico Commonwealth GO Bonds Series 2007 A
	$30,000	5.250%		07/01/37	$ 21,215
Puerto Rico Commonwealth GO Bonds Series 2008 A
	140,000	5.375		07/01/33	100,185
Puerto Rico Commonwealth GO Bonds Series 2014 A
	930,000	8.000		07/01/35	810,328
Puerto Rico Commonwealth GO Bonds Unrefunded Balance for Public Improvement Series 2001 A
	10,000	5.125		07/01/31	7,126
Puerto Rico Commonwealth GO Bonds Unrefunded Balance for Public Improvement Series 2004 A
	10,000	5.000		07/01/34	6,905
Puerto Rico Highways & Transportation Authority RB Refunding Series 2007 CC
	30,000	5.250		07/01/36	30,426
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Capital Appreciation Series 2010 A(b)
	10,000	0.000		08/01/35	1,727
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Capital Appreciation SubSeries 2010 C(b)
	25,000	0.000		08/01/37	3,443
	20,000	0.000		08/01/38	2,523
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2009 A
	10,000	5.250		08/01/27	7,891
	195,000	0.000	(f)	08/01/32	148,307
	150,000	0.000	(b)	08/01/34	28,176
	180,000	5.750		08/01/37	133,655
	10,000	6.375		08/01/39	7,925
	205,000	6.000		08/01/42	154,564
	10,000	6.500		08/01/44	7,999
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2010 A
	50,000	0.000	(f)	08/01/33	27,881
	30,000	0.000	(b)	08/01/33	5,976
	165,000	5.500		08/01/37	120,265
	340,000	5.375		08/01/39	238,020
	210,000	5.500		08/01/42	149,251
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2010 C
	15,000	5.000		08/01/35	10,402
	30,000	5.375		08/01/38	21,122
	25,000	6.000		08/01/39	18,947
	260,000	5.250		08/01/41	181,085
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2011 A-1
	10,000	5.250		08/01/43	6,903
	30,000	5.000		08/01/43	19,993
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Unrefunded SubSeries 2009 A
	120,000	5.500		08/01/28	95,090
	15,000	6.125		08/01/29	12,347

TOTAL MUNICIPAL DEBT OBLIGATIONS					$ 2,922,155

Corporate Obligations – 2.1%
Automotive – 0.1%
General Motors Co.
	$100,000	5.200%		04/01/45	$ 106,250

Banks – 0.6%
Citigroup, Inc.(b)
ZMW	1,030,000	0.000		05/20/15	151,483

Principal Amount	Interest Rate	Maturity Date	Value
Corporate Obligations – (continued)
Banks – (continued)
JPMorgan Chase & Co.
$150,000	3.625%	05/13/24	$ 153,728
Wells Fargo & Co.
200,000	3.300	09/09/24	200,921

			506,132

Energy – 0.1%
Petroleos de Venezuela SA
150,000	6.000	05/16/24	56,625
150,000	6.000	11/15/26	54,750
50,000	5.375	04/12/27	17,875
10,000	5.500	04/12/37	3,500

			132,750

Food & Drug Retailers(g) – 0.3%
Walgreens Boots Alliance, Inc.
50,000	4.500	11/18/34	51,659
175,000	4.800	11/18/44	185,078

			236,737

Health Care Products(g) – 0.1%
Becton Dickinson & Co.
50,000	3.734	12/15/24	51,522

Media - Cable – 0.2%
Comcast Corp.
150,000	4.650	07/15/42	162,325

Media - Non Cable – 0.2%
21st Century Fox America, Inc.(a)(g)
50,000	3.700	09/15/24	51,515
50,000	4.750	09/15/44	54,629
NBCUniversal Media LLC
25,000	4.450	01/15/43	26,551

			132,695

Retailers(g) – 0.1%
Amazon.com, Inc.
125,000	3.800	12/05/24	127,914

Wirelines Telecommunications – 0.4%
Verizon Communications, Inc.
125,000	5.150	09/15/23	138,144
75,000	6.550	09/15/43	95,935
100,000	4.862 (a)	08/21/46	103,040

			337,119

TOTAL CORPORATE OBLIGATIONS			$ 1,793,444

U.S. Treasury Obligations – 20.5%
United States Treasury Bills(b)
$4,500,000	0.000%	04/30/15	$ 4,499,331
5,000,000	0.000	05/21/15	4,998,931
2,500,000	0.000	06/25/15	2,498,967
3,500,000	0.000	07/02/15	3,497,788
United States Treasury Note
1,900,000	2.125	12/31/21	1,918,468

TOTAL U.S. TREASURY OBLIGATIONS			$17,413,485

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Schedule of Investments (continued)

December 31, 2014 (Unaudited)

Contracts		Exercise Rate	Expiration Date	Value
Options Purchased – 0.2%
Currency Options
BNP Paribas SA
Put EUR	2,759,000
Call USD	3,338,390	1.210%	03/27/15	$ 58,204
Deutsche Bank AG
Put CNH	23,640,539
Call USD	3,770,000	6.271	04/14/15	31,461
Deutsche Bank AG
Put USD	3,770,000
Call CNH	23,640,539	6.271	04/14/15	27,340

Interest Rate Swaptions
Bank of America Securities LLC Call - OTC - 10 year Interest Rate Swap Strike Price 4.100%
	$3,300,000	4.100	05/05/15	868
Barclays Bank PLC Call - OTC - 1 year Interest Rate Swap Strike Price 1.500%
GBP	3,200,000	1.500	02/24/15	1
Citibank NA Call - OTC - 20 year Interest Rate Swap Strike Price 3.950%
	$2,800,000	3.950	07/15/15	1,703
Citibank NA Call - OTC - 3 year Interest Rate Swap Strike Price 2.350%
	5,500,000	2.350	07/15/15	8,796
Citibank NA Call - OTC - 5 year Interest Rate Swap Strike Price 2.525%
	14,700,000	2.525	01/05/15	1
Deutsche Bank Securities, Inc. Call - OTC - 1 year Interest Rate Swap Strike Price 4.805%
MXN	329,200,000	4.805	01/14/15	—
Deutsche Bank Securities, Inc. Call - OTC - 10 year Interest Rate Swap Strike Price 4.320%
	$2,900,000	4.320	04/01/15	104
Deutsche Bank Securities, Inc. Call - OTC - 2 year Interest Rate Swap Strike Price 2.800%
KRW	3,495,800,000	2.800	08/19/16	3,815
Deutsche Bank Securities, Inc. Call - OTC - 2 year Interest Rate Swap Strike Price 3.050%
	3,532,720,000	3.050	09/05/16	2,513
JPMorgan Securities, Inc. Call - OTC - 1 year Interest Rate Swap Strike Price 1.500%
GBP	15,900,000	1.500	05/26/15	947
JPMorgan Securities, Inc. Call - OTC - 1 year Interest Rate Swap Strike Price 4.830%
MXN	255,470,000	4.830	02/05/15	3
JPMorgan Securities, Inc. Call - OTC - 2 year Interest Rate Swap Strike Price 2.750%
KRW	3,505,000,000	2.750	08/12/16	4,163
JPMorgan Securities, Inc. Call - OTC - 2 year Interest Rate Swap Strike Price 2.800%
KRW	2,810,000,000	2.800	08/09/18	2,963
Morgan Stanley Capital Services, Inc. Call - OTC - 10 year Interest Rate Swap Strike Price 3.285%
	3,100,000	3.285	03/23/15	254
Morgan Stanley Capital Services, Inc. Call - OTC - 10 year Interest Rate Swap Strike Price 3.285%
	3,100,000	3.285	03/25/15	290
Morgan Stanley Capital Services, Inc. Call - OTC - 10 year Interest Rate Swap Strike Price 3.300%
	3,100,000	3.300	03/23/15	231
Morgan Stanley Capital Services, Inc. Call - OTC - 10 year Interest Rate Swap Strike Price 3.320%
	3,100,000	3.320	03/20/15	188

Contracts		Exercise Rate	Expiration Date	Value
Options Purchased – (continued)
Interest Rate Swaptions (continued)
Morgan Stanley Capital Services, Inc. Call - OTC - 5 year Interest Rate Swap Strike Price 2.525%
KRW	9,100,000	2.525%	01/05/15	$ 1

Options on Futures
Morgan Stanley & Co. International PLC Put – 1 Year Eurodollar Futures Strike Price 98.75%
	257	98.750	06/15/15	1,606
Morgan Stanley & Co. International PLC Put – 1 Year Eurodollar Futures Strike Price 99.25%
	257	99.250	06/15/15	9,637

TOTAL OPTIONS PURCHASED				$ 155,089

Principal Amount		Interest Rate	Maturity Date	Value
Short-term Investments(h) – 5.0%
Repurchase Agreement – 5.0%
Joint Repurchase Agreement Account II
	$4,200,000	0.082%	01/02/15	$ 4,200,000

TOTAL INVESTMENTS – 75.6%				$64,080,097

OTHER ASSETS IN EXCESS OF LIABILITIES – 24.4%				20,730,163

NET ASSETS – 100.0%				$84,810,260

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $9,352,130, which represents approximately 11.0% of net assets as of December 31, 2014.

(b)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(c)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect at December 31, 2014.

(d)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.

(e)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $4,110,156 which represents approximately 4.8% of net assets as of December 31, 2014.

(f)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect at December 31, 2014.

(g)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(h)	Joint repurchase agreement was entered into on December 31, 2014. Additional information appears in the Notes to the Schedule of Investments section.

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Schedule of Investments (continued)

December 31, 2014 (Unaudited)

Currency Abbreviations:
AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
CHF	— Swiss Franc
CLP	— Chilean Peso
CNH	— Chinese Yuan Renminbi Offshore
COP	— Colombian Peso
DOP	— Dominican Peso
EUR	— Euro
GBP	— British Pound
HUF	— Hungarian Forint
IDR	— Indonesian Rupiah
INR	— Indian Rupee
JPY	— Japanese Yen
KRW	— South Korean Won
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PHP	— Philippine Peso
PLN	— Polish Zloty
RUB	— Russian Ruble
SEK	— Swedish Krona
SGD	— Singapore Dollar
THB	— Thai Baht
TRY	— Turkish Lira
USD	— U.S. Dollar
ZAR	— South African Rand
ZMW	— Zambian Kwacha

Investment Abbreviations:
AUDOR	— Australian Dollar Offered Rate
BUBOR	— Budapest Interbank Offered Rate
CDOR	— Canadian Dollar Offered Rate
CHFOR	— Swiss Franc Offered Rate
CLICP	— Sinacofi Chile Interbank Rate
CLO	— Collateralized Loan Obligation
DTF	— Depósitos Termino Fijo
EURO	— Euro Offered Rate
FNMA	— Federal National Mortgage Association
GNMA	— Government National Mortgage Association
GO	— General Obligation
JIBAR	— Johannesburg Interbank Agreed Rate
JYOR	— Japanese Yen Offered Rate
KLIBOR	— Kuala Lumpur Interbank Offered Rate
KWCDC	— South Korean Won Certificate of Deposit
LIBOR	— London Interbank Offered Rate
NIBOR	— Norwegian Interbank Offered Rate
NZDOR	— New Zealand Dollar Offered Rate
OTC	— Over the Counter
RB	— Revenue Bond
REMIC	— Real Estate Mortgage Investment Conduit
STIBOR	— Stockholm Interbank Offered Rate
TIIE	— La Tasa de Interbank Equilibrium Interest Rate
WIBOR	— Warsaw Interbank Offered Rate

For information on the mutual funds, please call our toll free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.GSAMFUNDS.com.

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Schedule of Investments (continued)

December 31, 2014 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At December 31, 2014, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain

Citibank NA	AUD/CHF	03/18/15	$308,058	$2,114
	AUD/SEK	03/18/15	100,615	942
	AUD/USD	03/18/15	414,805	105
	BRL/USD	01/09/15	867,908	26,908
	BRL/USD	01/15/15	426,985	5,985
	BRL/USD	01/16/15	1,757,393	7,393
	BRL/USD	01/26/15	217,714	3,714
	CAD/AUD	03/18/15	221,349	1,696
	CAD/CHF	03/18/15	633,712	5,892
	CAD/JPY	03/18/15	230,399	5,365
	CAD/USD	02/10/15	570,285	304
	CAD/USD	03/18/15	842,765	765
	CNH/USD	03/18/15	2,894,880	9,040
	CNH/USD	04/16/15	1,304,680	3,092
	EUR/HUF	03/18/15	642,340	5,762
	EUR/NOK	03/18/15	919,563	33,262
	EUR/PLN	03/18/15	405,581	4,920
	GBP/AUD	03/18/15	108,733	3,778
	GBP/EUR	03/18/15	2,588,944	31,292
	GBP/NOK	03/18/15	196,191	7,421
	GBP/NZD	03/18/15	129,211	71
	GBP/USD	01/09/15	799,186	1,636
	IDR/USD	01/20/15	399,773	20,773
	JPY/CAD	03/18/15	400,157	3,511
	JPY/EUR	03/18/15	968,889	23,991
	JPY/USD	03/18/15	887,168	4,168
	MXN/USD	03/18/15	421,827	827
	MYR/USD	01/20/15	420,287	287
	NOK/EUR	03/18/15	1,230,293	43,141
	NZD/EUR	03/18/15	153,681	5,812
	NZD/GBP	03/18/15	130,656	1,209
	NZD/JPY	03/18/15	90,596	1,521
	NZD/SEK	03/18/15	234,626	12,156
	NZD/USD	01/08/15	431,468	1,857
	NZD/USD	03/18/15	969,169	2,902
	RUB/USD	01/20/15	674,728	43,228
	SEK/AUD	03/18/15	165,315	1,847
	SEK/JPY	03/18/15	163,355	119
	USD/AUD	01/08/15	113,412	6,545
	USD/AUD	03/18/15	3,566,022	111,063
	USD/BRL	01/09/15	1,513,301	47,061
	USD/BRL	01/12/15	215,982	3,018
	USD/BRL	01/13/15	462,676	11,473
	USD/BRL	01/15/15	749,177	12,519
	USD/BRL	01/16/15	286,789	8,532
	USD/BRL	01/23/15	3,366,078	161,741
	USD/CAD	03/18/15	5,090,359	97,509
	USD/CHF	02/10/15	108,931	4,068
	USD/CHF	03/18/15	9,646,175	206,233
	USD/CNH	03/18/15	7,160,544	55,425
	USD/CNH	04/16/15	872,864	10,933
	USD/COP	01/09/15	761,146	32,481
	USD/EUR	01/28/15	18,368,330	334,427
	USD/EUR	03/18/15	8,529,152	200,132

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Schedule of Investments (continued)

December 31, 2014 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain

Citibank NA (continued)	USD/GBP	01/09/15	$3,370,947	$26,359
	USD/GBP	03/18/15	219,197	1,230
	USD/JPY	01/15/15	1,053,808	1,501
	USD/JPY	03/18/15	4,830,403	59,097
	USD/MXN	01/20/15	73,772	3,127
	USD/MXN	02/19/15	887,928	13,060
	USD/MXN	03/18/15	633,026	15,974
	USD/MYR	01/09/15	1,213,292	12,489
	USD/NOK	02/12/15	79,239	444
	USD/NOK	03/18/15	290,697	17,544
	USD/NZD	03/18/15	1,103,770	7,190
	USD/PHP	08/14/15	3,566,113	95,887
	USD/PHP	08/19/15	3,528,343	93,657
	USD/PHP	12/10/15	1,658,723	277
	USD/PLN	01/13/15	314,745	15,354
	USD/PLN	03/18/15	421,733	22,673
	USD/RUB	01/20/15	168,541	3,459
	USD/RUB	01/23/15	710,237	281,124
	USD/RUB	01/26/15	173,890	18,110
	USD/SEK	02/12/15	934,827	19,673
	USD/SEK	03/18/15	714,986	26,343
	USD/SGD	03/18/15	2,146,810	33,509
	USD/TRY	01/20/15	1,438,533	55,127
	USD/TRY	03/18/15	1,045,030	32,970
	USD/ZAR	01/20/15	170,408	4,993
	USD/ZAR	03/18/15	1,098,468	22,119
	ZAR/USD	03/18/15	647,162	5,165

TOTAL				$2,520,421

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss

Citibank NA	AUD/CHF	03/18/15	$170,794	$(1,515)
	AUD/USD	01/08/15	149,248	(8,596)
	AUD/USD	03/18/15	2,295,931	(99,463)
	CAD/AUD	03/18/15	251,999	(253)
	CAD/NZD	03/18/15	225,789	(3,246)
	CAD/USD	03/18/15	3,197,112	(77,049)
	CHF/JPY	03/18/15	269,781	(4,375)
	CHF/NZD	03/18/15	300,532	(8,553)
	CHF/USD	03/18/15	1,976,566	(37,007)
	CLP/USD	01/09/15	379,279	(7,156)
	CNH/USD	03/18/15	1,496,394	(606)
	COP/USD	01/09/15	539,074	(12,926)
	EUR/GBP	03/18/15	850,574	(5,096)
	EUR/JPY	03/18/15	792,573	(17,291)
	EUR/NOK	03/18/15	1,055,842	(15,505)
	EUR/USD	01/28/15	490,857	(6,974)
	EUR/USD	03/18/15	7,528,553	(147,593)
	GBP/JPY	03/18/15	166,010	(189)
	GBP/USD	01/09/15	2,898,014	(23,213)
	GBP/USD	03/18/15	403,768	(2,066)
	HUF/USD	03/18/15	1,257,981	(77,661)
	INR/USD	01/12/15	484,995	(8,079)
	INR/USD	01/15/15	600,912	(11,513)
	INR/USD	01/27/15	863,157	(16,843)
	JPY/AUD	03/18/15	267,060	(1,844)
	JPY/USD	01/15/15	1,012,814	(1,409)
	JPY/USD	03/18/15	4,716,444	(64,267)
	KRW/USD	01/30/15	1,038,648	(38,953)
	MXN/USD	01/20/15	32,561	(1,392)
	MXN/USD	03/18/15	1,039,301	(23,060)
	MYR/USD	01/20/15	420,386	(614)

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Schedule of Investments (continued)

December 31, 2014 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss

Citibank NA (continued)	NOK/CHF	03/18/15	$152,198	$(7,242)
	NOK/EUR	03/18/15	439,297	(12,260)
	NOK/GBP	03/18/15	468,341	(23,990)
	NOK/USD	03/18/15	1,373,236	(124,344)
	NZD/USD	01/08/15	125,413	(1,013)
	NZD/USD	03/18/15	1,252,487	(5,241)
	PHP/USD	02/17/15	3,570,770	(91,230)
	PHP/USD	02/20/15	3,532,610	(89,390)
	PHP/USD	06/11/15	1,657,119	(1,881)
	PLN/EUR	03/18/15	432,298	(12,030)
	PLN/USD	01/13/15	242,042	(11,425)
	PLN/USD	03/18/15	411,787	(24,213)
	RUB/USD	01/23/15	710,237	(165,073)
	RUB/USD	01/26/15	171,176	(49,824)
	SEK/JPY	03/18/15	374,505	(9,305)
	SEK/NZD	03/18/15	164,597	(2,497)
	SEK/USD	02/12/15	922,072	(14,955)
	SEK/USD	03/18/15	212,305	(9,434)
	TRY/USD	01/20/15	2,229,718	(84,884)
	TRY/USD	03/18/15	2,341,991	(99,261)
	USD/BRL	01/16/15	428,868	(4,868)
	USD/CAD	02/10/15	352,591	(70)
	USD/CLP	01/09/15	219,539	(1,539)
	USD/GBP	03/18/15	858,245	(2,893)
	USD/IDR	01/16/15	220,436	(2,436)
	USD/IDR	01/20/15	607,094	(18,094)
	USD/KRW	01/09/15	224,431	(3,431)
	USD/KRW	01/15/15	438,583	(2,583)
	USD/NZD	01/08/15	550,225	(3,633)
	USD/NZD	03/18/15	2,663,329	(32,777)
	USD/PHP	01/12/15	269,049	(1,887)
	USD/PHP	01/13/15	167,491	(924)
	USD/RUB	01/20/15	241,016	(17,016)
	USD/TRY	03/18/15	856,931	(15,931)
	ZAR/USD	01/20/15	193,780	(5,555)
	ZAR/USD	03/18/15	453,629	(21,658)

TOTAL				$(1,699,094)

FUTURES CONTRACTS — At December 31, 2014, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)

Eurodollars	(8)	December 2015	$(1,981,700)	$2,731
Eurodollars	34	September 2015	8,444,750	4,107
Eurodollars	(8)	March 2015	(1,994,300)	(3,418)
Eurodollars	76	June 2015	18,917,350	4,197
S&P 500 E-Mini Index	(52)	March 2015	(5,336,240)	(85,620)
French 10 Year Government Bonds	(16)	March 2015	(2,850,297)	(42,620)

TOTAL				$(120,623)

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Schedule of Investments (continued)

December 31, 2014 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At December 31, 2014, the Fund had the following swap contracts:

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS

					Rates Exchanged
Counterparty	Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Unrealized Gain (Loss)*

Bank of America Securities LLC	COP	1,611,010		12/11/16	Columbia 90 Days DTF	4.340%	$4,315
	KRW	1,179,110		11/04/17	2.060%	3 month KWCDC	(1,215)
	BRL	6,660	(a)	01/02/18	11.830	1 month Brazilian Interbank Deposit Average	(6,058)
	MYR	10,000		01/22/19	3 month KLIBOR	4.060	(9,637)
	COP	679,130		12/04/19	Columbia 90 Days DTF	4.850	5,847
	KRW	1,065,580		01/16/24	3 month KWCDC	3.445	(84,611)
	MXN	2,150	(a)	08/19/24	7.260	Mexico Interbank TIIE 28 Days	1,414
	GBP	1,290		12/09/24	6 month GBP	3.150	(23,710)
	MYR	310	(a)	12/12/24	4.850	3 month KLIBOR	348
	KRW	4,896,850	(a)	01/23/29	3 month KWCDC	3.665	(141,356)
		4,896,850	(a)	07/30/29	3.220	3 month KWCDC	65,946
	GBP	1,290		12/09/29	3.377	6 month GBP	54,768
		1,000		12/09/39	3.568	6 month GBP	84,283
		1,000		12/09/44	6 month GBP	3.565	(109,120)
Barclays Bank PLC	KRW	1,198,490		11/07/17	2.033	3 month KWCDC	(2,059)
		3,680,630	(a)	09/23/24	3 month KWCDC	3.138	(64,324)
Citibank NA	BRL	7,350		01/04/16	13.070	1 month Brazilian Interbank Deposit Average	4,282
	THB	29,140		11/25/16	1.800	6 Month Thai Reuters	(1,405)
	COP	1,592,820		12/11/16	Columbia 90 Days DTF	4.330	4,396
	THB	29,820		12/15/16	1.893	6 Month Thai Reuters	(96)
	KRW	1,805,420		03/07/17	2.875	3 month KWCDC	29,175
		6,601,970		10/06/17	2.238	3 month KWCDC	21,580
		909,000		10/14/17	2.240	3 month KWCDC	3,138
		1,486,130		10/28/17	2.173	3 month KWCDC	2,942
	CLP	79,470		03/13/19	6 month CLICP	4.650	(5,908)
	KRW	844,100		01/10/24	3 month KWCDC	3.475	(68,815)
	MYR	5,210		01/15/24	3 month KLIBOR	4.575	(29,810)
		1,160	(a)	12/16/24	4.846	3 month KLIBOR	1,239
Credit Suisse International (London)	BRL	7,270		01/04/16	13.130	1 month Brazilian Interbank Deposit Average	5,586
	CLP	1,311,400		03/28/16	6 month CLICP	3.860	(27,205)
		651,080		04/28/17	6 month CLICP	3.980	(20,733)
		152,710		05/12/17	6 month CLICP	3.950	(4,596)
		34,200		07/28/17	6 month CLICP	3.640	(622)
	BRL	1,370		01/02/18	11.120	1 month Brazilian Interbank Deposit Average	(15,221)
	CLP	40,820		03/13/19	6 month CLICP	4.660	(3,063)
		24,000		03/26/19	6 month CLICP	4.540	(1,579)
		200,270		04/11/19	6 month CLICP	4.380	(10,837)
	COP	662,060		12/04/19	Columbia 90 Days DTF	4.900	5,077
	BRL	530		01/04/21	12.225	1 month Brazilian Interbank Deposit Average	1,198
Deutsche Bank AG	KRW	640,300		03/03/17	2.850	3 month KWCDC	10,058
		4,582,120		10/06/17	2.245	3 month KWCDC	15,741
		2,224,900		10/13/17	2.247	3 month KWCDC	8,073
		1,781,600		10/15/17	2.252	3 month KWCDC	6,735
		704,320		11/04/17	2.075	3 month KWCDC	(445)
	BRL	50		01/02/18	11.750	1 month Brazilian Interbank Deposit Average	(282)
		1,220		01/02/18	11.150	1 month Brazilian Interbank Deposit Average	(13,229)
		1,520		01/02/18	11.450	1 month Brazilian Interbank Deposit Average	(12,417)
	CLP	119,230		07/28/19	6 month CLICP	4.000	(2,891)
	COP	2,311,520		09/24/19	Columbia 90 Days DTF	5.340	(2,905)

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Schedule of Investments (continued)

December 31, 2014 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS (continued)

					Rates Exchanged
Counterparty	Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Unrealized Gain (Loss)*

Deutsche Bank AG (continued)	THB	15,440		11/04/19	2.520%	6 Month Thai Reuters	$5,765
		10,730		11/05/19	2.515	6 Month Thai Reuters	3,993
	BRL	450		01/04/21	12.240	1 month Brazilian Interbank Deposit Average	1,089
		1,500		01/04/21	12.648	1 month Brazilian Interbank Deposit Average	10,293
		2,150		01/04/21	12.040	1 month Brazilian Interbank Deposit Average	445
	MXN	52,000	(a)	10/21/21	7.280	Mexico Interbank TIIE 28 Days	15,761
		26,160	(a)	10/22/21	7.260	Mexico Interbank TIIE 28 Days	7,373
		39,800	(a)	10/25/21	7.290	Mexico Interbank TIIE 28 Days	12,448
		26,390	(a)	10/26/21	7.310	Mexico Interbank TIIE 28 Days	8,805
		32,720	(a)	10/28/21	7.285	Mexico Interbank TIIE 28 Days	10,040
		7,370	(a)	11/04/21	7.380	Mexico Interbank TIIE 28 Days	2,985
		14,810	(a)	10/19/23	Mexico Interbank TIIE 28 Days	7.340%	(5,802)
		13,080		12/05/23	6.710	Mexico Interbank TIIE 28 Days	48,674
	KRW	3,338,630		12/17/23	3 month KWCDC	3.456	(260,407)
		515,430		01/08/24	3 month KWCDC	3.470	(41,831)
		717,300		01/22/24	3 month KWCDC	3.470	(58,291)
	MXN	3,790	(a)	08/16/24	7.265	Mexico Interbank TIIE 28 Days	2,547
	MYR	1,660		08/18/24	3 month KLIBOR	4.460	(4,098)
	MXN	22,670	(a)	10/17/24	Mexico Interbank TIIE 28 Days	7.390	(21,043)
		11,370	(a)	10/18/24	Mexico Interbank TIIE 28 Days	7.385	(10,406)
		17,270	(a)	10/21/24	Mexico Interbank TIIE 28 Days	7.393	(16,111)
		11,440	(a)	10/22/24	Mexico Interbank TIIE 28 Days	7.405	(10,989)
		14,190	(a)	10/24/24	Mexico Interbank TIIE 28 Days	7.371	(12,430)
		3,220	(a)	10/31/24	Mexico Interbank TIIE 28 Days	7.460	(3,497)
		6,500	(a)	10/15/26	7.780	Mexico Interbank TIIE 28 Days	6,119
JPMorgan Securities, Inc.	THB	31,830		11/24/16	1.810	6 Month Thai Reuters	(1,251)
		34,910		12/22/16	1.890	6 Month Thai Reuters	(396)
	BRL	5,760		01/02/17	1 month Brazilian Interbank Deposit Average	12.290	16,094
	COP	659,740		12/04/19	Columbia 90 Days DTF	4.880	5,307
	BRL	1,270		01/04/21	12.570	1 month Brazilian Interbank Deposit Average	7,643
	KRW	245,420		01/07/24	3 month KWCDC	3.470	(19,918)
		1,418,180		01/13/24	3 month KWCDC	3.465	(114,558)
		150,550		01/15/24	3 month KWCDC	3.445	(11,922)
		1,606,510		01/27/24	3 month KWCDC	3.383	(119,877)
		314,600		07/03/24	3 month KWCDC	2.965	(13,600)
		6,272,680		09/19/24	3 month KWCDC	3.126	(106,961)
	MYR	480	(a)	12/16/24	4.830	3 month KLIBOR	433

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Schedule of Investments (continued)

December 31, 2014 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS (continued)

				Rates Exchanged
Counterparty	Notional Amount (000s)		Termination Date	Payments Received	Payments Made	Unrealized Gain (Loss)*

Morgan Stanley & Co. International PLC	BRL	2,490	01/04/16	12.985%	1 month Brazilian Interbank Deposit Average	$753
	THB	32,050	11/28/16	1.820	6 Month Thai Reuters	(1,338)
	INR	121,540	12/22/16	7.350	6 month MIBOR	(385)
	KRW	387,270	10/13/17	2.250	3 month KWCDC	1,431
		2,259,100	10/13/17	2.245	3 month KWCDC	8,047
		833,730	10/14/17	2.245	3 month KWCDC	2,990
		833,730	10/14/17	2.250	3 month KWCDC	3,100
		565,220	10/28/17	2.167	3 month KWCDC	1,037
		963,930	10/29/17	2.175	3 month KWCDC	1,960
	CLP	51,590	03/12/19	6 month CLICP	4.640%	(3,808)
		134,100	04/15/19	6 month CLICP	4.350	(6,848)
	COP	1,483,860	09/25/19	Columbia 90 Days DTF	5.360	(2,348)
	THB	67,120	10/27/19	2.515	6 Month Thai Reuters	24,983
		31,370	10/30/19	2.540	6 Month Thai Reuters	12,557
	BRL	500	01/04/21	12.185	1 month Brazilian Interbank Deposit Average	909
		680	01/04/21	12.430	1 month Brazilian Interbank Deposit Average	3,218
		1,000	01/04/21	12.216	1 month Brazilian Interbank Deposit Average	2,161
		1,300	01/04/21	12.263	1 month Brazilian Interbank Deposit Average	3,738
		1,340	01/04/21	12.190	1 month Brazilian Interbank Deposit Average	2,515
		1,540	01/04/21	12.480	1 month Brazilian Interbank Deposit Average	8,048
		2,260	01/04/21	1 month Brazilian Interbank Deposit Average	11.410	15,113
	KRW	1,043,170	01/09/24	3 month KWCDC	3.455	(83,464)
		178,050	01/20/24	3 month KWCDC	3.440	(13,907)

TOTAL						$(1,015,120)

*	There are no upfront payments on the swap contracts(s), therefore the unrealized gain (loss) on the swap contracts is equal to their market value.

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to December 31, 2014.

Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)

HUF	450,010		07/01/16	6 month BUBOR	2.370%	$8	$(6,507)
	227,730		11/05/16	2.190%	6 month BUBOR	4	1,257
	273,150		11/06/16	2.165	6 month BUBOR	5	997
	67,470		11/11/16	2.200	6 month BUBOR	1	420
	738,420		11/11/16	2.220	6 month BUBOR	14	5,694
	142,590		11/14/16	2.130	6 month BUBOR	3	135
	134,740		11/14/16	2.140	6 month BUBOR	3	228
	200,980		11/21/16	2.110	6 month BUBOR	2	(78)
	105,360		11/25/16	2.050	6 month BUBOR	2	(536)
	248,480		11/26/16	2.070	6 month BUBOR	5	(902)
	146,940		11/27/16	2.035	6 month BUBOR	3	(916)
	166,970		12/05/16	2.070	6 month BUBOR	3	(583)
	194,300		12/09/16	2.100	6 month BUBOR	4	(249)
MXN	47,270	(a)	12/14/16	4.970	Mexico Interbank TIIE 28 Days	16	8,534

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Schedule of Investments (continued)

December 31, 2014 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS (continued)

Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)

	$500		03/19/17	3 month LIBOR	0.750%	$2,737	$(1,256)
	24,800	(a)	08/04/17	3 month LIBOR	2.195	(40,389)	(45,893)
GBP	11,220	(a)	09/12/17	6 month GBP	2.250	(9,891)	(129,641)
	$5,620	(a)	03/18/18	3 month LIBOR	1.500	(23,800)	12,695
MXN	17,800		11/22/18	Mexico Interbank TIIE 28 Days	4.620	6	18,620
	14,300		11/27/18	Mexico Interbank TIIE 28 Days	4.620	4	15,316
	21,960		09/23/19	Mexico Interbank TIIE 28 Days	5.480	8	(11,454)
NZD	2,270		12/17/19	4.500%	3 month NZDOR	(7,678)	50,833
AUD	1,790		12/17/19	6 month AUDOR	3.750	(48,327)	(26,463)
EUR	1,800	(a)	03/18/20	0.750	6 month EURO	37,235	2,726
	$4,400	(a)	03/18/20	2.250	3 month LIBOR	99,837	(19,840)
	6,800	(a)	03/18/20	3 month LIBOR	2.250	(149,719)	26,087
	10,700		03/19/21	3 month LIBOR	2.750	(218,909)	(371,435)
	37,000	(a)	08/04/21	3.025	3 month LIBOR	76,284	940,084
GBP	11,400	(a)	09/12/21	2.680	6 month GBP	(89,553)	767,026
MXN	45,170	(a)	10/29/21	7.350	Mexico Interbank TIIE 28 Days	17	16,917
	12,250	(a)	11/02/21	7.370	Mexico Interbank TIIE 28 Days	5	4,840
	13,390	(a)	12/07/21	7.260	Mexico Interbank TIIE 28 Days	5	3,626
	$21,500	(a)	03/18/22	3 month LIBOR	2.500	(617,804)	85,836
EUR	720	(a)	03/18/22	6 month EURO	1.250	(35,851)	(5,941)
JPY	986,820	(a)	03/18/22	6 month JYOR	0.500	(64,999)	(23,873)
MXN	25,400	(a)	11/27/23	Mexico Interbank TIIE 28 Days	7.200	9	(6,585)
	69,300	(a)	11/29/23	Mexico Interbank TIIE 28 Days	7.240	24	(20,569)
	11,330	(a)	12/06/23	Mexico Interbank TIIE 28 Days	7.270	4	(3,678)
JPY	990,210	(a)	12/19/23	1.250	6 month JYOR	(106,748)	345,467
SEK	9,580	(a)	12/19/23	3 month STIBOR	3.500	(240,450)	136,073
CAD	5,700	(a)	12/19/23	4.000	6 month CDOR	38,711	261,035
	$3,820	(a)	12/19/23	4.500	3 month LIBOR	150,945	137,028
EUR	4,260	(a)	12/19/23	6 month EURO	3.250	(766,491)	212,725
GBP	6,805	(a)	12/19/23	6 month GBP	3.750	(665,685)	(98,493)
HUF	28,740		05/19/24	4.360	6 month BUBOR	1	13,453
PLN	1,140	(a)	05/20/24	6 month WIBOR	4.095	2	(23,053)
	1,370	(a)	07/09/24	6 month WIBOR	3.880	6	(23,762)
	1,410	(a)	07/10/24	6 month WIBOR	3.826	2	(23,520)
	800	(a)	08/21/24	6 month WIBOR	3.325	1	(8,266)
	890	(a)	09/09/24	6 month WIBOR	3.255	1	(8,364)
	290		09/09/24	6 month WIBOR	3.260	—	(2,743)
AUD	4,800	(a)	09/17/24	4.500	6 month AUDOR	(8,440)	145,269
GBP	3,160	(a)	09/17/24	6 month GBP	3.250	(104,241)	(120,940)
PLN	4,200	(a)	09/26/24	6 month WIBOR	3.340	6	(43,567)
MXN	4,880	(a)	10/04/24	7.353	Mexico Interbank TIIE 28 Days	2	4,147
	1,470	(a)	10/04/24	7.380	Mexico Interbank TIIE 28 Days	1	1,345
PLN	110	(a)	10/16/24	6 month WIBOR	2.940	—	(594)
MXN	19,650	(a)	10/25/24	Mexico Interbank TIIE 28 Days	7.440	7	(20,499)
	5,310	(a)	10/29/24	Mexico Interbank TIIE 28 Days	7.450	2	(5,650)
HUF	219,620		11/03/24	3.402	6 month BUBOR	4	15,818
MXN	3,320		11/20/24	Mexico Interbank TIIE 28 Days	5.955	2	3,159
	8,280		11/28/24	6.240	Mexico Interbank TIIE 28 Days	3	7,354

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Schedule of Investments (continued)

December 31, 2014 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS (continued)

	Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)

	MXN	9,410		12/03/24	6.280%	Mexico Interbank TIIE 28 Days	$4	$10,111
		6,050	(a)	12/03/24	7.385	Mexico Interbank TIIE 28 Days	2	5,274
		5,770	(a)	12/03/24	Mexico Interbank TIIE 28 Days	7.360%	2	(4,685)
		4,000	(a)	12/04/24	7.460	Mexico Interbank TIIE 28 Days	1	4,208
		3,810	(a)	12/04/24	7.480	Mexico Interbank TIIE 28 Days	1	4,193
	ZAR	9,120	(a)	12/10/24	8.733	3 month JIBAR	4	(766)
		10,730	(a)	12/17/24	8.732	3 month JIBAR	5	(1,027)
		3,650		12/18/24	3 month JIBAR	7.890	2	854
	NOK	20,505	(a)	12/18/24	3 month NIBOR	3.500	(70,778)	(53,383)
	GBP	3,440	(a)	12/18/24	3.250	6 month GBP	9,181	230,216
	AUD	1,450	(a)	12/18/24	6 month AUDOR	4.500	(32,411)	(6,646)
	CHF	2,400	(a)	12/18/24	6 month CHFOR	1.500	(59,802)	(8,183)
	EUR	4,785	(a)	12/18/24	6 month EURO	2.000	2,192	(207,182)
	JPY	1,058,525	(a)	03/18/25	0.500	6 month JYOR	(101,550)	66,934
	CAD	8,700	(a)	03/18/25	2.500	6 month CDOR	28,585	98,835
		$6,780	(a)	03/18/25	3 month LIBOR	3.000	(415,360)	13,203
	SEK	8,040	(a)	03/18/25	3 month STIBOR	1.500	(7,597)	(12,066)
		$2,630	(a)	03/18/25	3.000	3 month LIBOR	167,732	(11,733)
	AUD	830	(a)	03/18/25	3.500	6 month AUDOR	7,443	12,378
	NZD	2,140	(a)	03/18/25	4.500	3 month NZDOR	40,168	11,328
	EUR	5,340	(a)	03/18/25	6 month EURO	1.500	(327,961)	(88,478)
	GBP	4,995	(a)	03/18/25	6 month GBP	3.000	(631,338)	(187,995)
	JPY	590,250	(a)	05/09/25	6 month JYOR	1.650	27,889	(118,320)
		$20,000	(a)	08/04/26	3 month LIBOR	3.409	(324,614)	(957,386)
	GBP	6,180	(a)	09/12/26	6 month GBP	2.980	44,891	(796,029)
	MXN	10,370	(a)	11/23/26	7.640	Mexico Interbank TIIE 28 Days	4	6,067
		29,790	(a)	11/25/26	7.707	Mexico Interbank TIIE 28 Days	10	21,687
		4,840	(a)	12/02/26	7.800	Mexico Interbank TIIE 28 Days	2	4,455
	JPY	360,820	(a)	05/09/27	1.880	6 month JYOR	(21,231)	124,440
		$6,000		03/19/29	3 month LIBOR	3.500	(16,808)	(791,737)
		1,700	(a)	03/18/30	3 month LIBOR	3.250	(165,123)	14,108
		4,800	(a)	03/18/30	3.250	3 month LIBOR	475,244	(48,849)
		4,375	(a)	12/18/34	3.750	3 month LIBOR	62,792	146,211
	CAD	1,090	(a)	12/18/34	3.750	6 month CDOR	24,917	1,970
	AUD	220	(a)	12/18/34	5.000	6 month AUDOR	(1,627)	9,941
	EUR	320	(a)	12/18/34	6 month EURO	2.250	(15,009)	3,148
	GBP	4,270	(a)	12/18/34	6 month GBP	3.250	(88,694)	(242,385)
		$3,055	(a)	12/20/44	3.500	3 month LIBOR	14,253	74,798
	GBP	4,600	(a)	12/20/44	6 month GBP	3.000	(104,578)	(168,425)
	JPY	260,375	(a)	03/18/45	1.500	6 month JYOR	(4,100)	92,579
		$900	(a)	03/18/45	3 month LIBOR	3.500	(146,786)	(673)
		1,320		03/18/45	3.500	3 month LIBOR	205,206	11,067
	EUR	200	(a)	03/18/45	6 month EURO	2.250	(45,218)	(2,813)
	GBP	2,050	(a)	03/18/45	6 month GBP	3.250	(515,160)	(224,110)

TOTAL							$(4,778,246)	$(775,972)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to December 31, 2014.

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Schedule of Investments (continued)

December 31, 2014 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at December 31, 2014(b)	Upfront Payments Made (Received)	Unrealized Gain (Loss)

Protection Purchased:
Bank of America Securities LLC	People’s Republic of China, 4.250%, 10/28/14	$130	(1.000)%	06/20/19	0.712%	$(693)	$(966)
		50	(1.000)	06/20/19	0.712	(297)	(341)
Barclays Bank PLC	People’s Republic of China, 4.250%, 10/28/14	560	(1.000)	03/20/19	0.652	(1,448)	(6,710)
Citibank NA	People’s Republic of China, 4.250%, 10/28/14	1,500	(1.000)	03/20/19	0.652	(17,567)	(4,284)
		2,530	(1.000)	03/20/19	0.652	(12,272)	(24,585)
		14,980	(1.000)	06/20/19	0.712	(122,731)	(68,409)
JPMorgan Securities, Inc.	People’s Republic of China, 4.250%, 10/28/14	250	(1.000)	03/20/19	0.652	(743)	(2,898)
		330	(1.000)	06/20/19	0.712	(1,768)	(2,444)
Protection Sold:
Barclays Bank PLC	Markit CMBX Series 6	200	2.000%	05/11/63	0.000	2,292	(45)

TOTAL						$(155,227)	$(110,682)

(b)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

					Market Value
Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at December 31, 2014(b)	Upfront Payments Made (Received)	Unrealized Gain (Loss)

Protection Sold:
CDX North America High Yield Index 23	$5,425	5.000%	12/20/19	3.548%	$256,681	$90,185
CDX North America Investment Grade Index 23	14,900	1.000	12/20/19	0.660	255,880	(11,664)

TOTAL					$512,561	$78,521

(b)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Schedule of Investments (continued)

December 31, 2014 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER CROSS CURRENCY SWAP CONTRACTS

Counterparty	Notional Amount of Currency Received		Notional Amount of Currency Delivered	Termination Date	Receive	Pay	Upfront Payments made (received)	Unrealized Gain (Loss)

Bank of America Securities LLC		$522,144	$1,120,000	06/19/19	3 month LIBOR	8.790%	$1,178	$12,695
	TRY	4,200,000	1,839,725	10/08/19	9.740%	3 month LIBOR	(363)	87,704
		$789,206	1,742,962	11/03/19	3 month LIBOR	8.520	(3,824)	34,619
Citibank NA		931,649	1,935,500	05/16/19	3 month LIBOR	9.370	(3,037)	29,490
		610,467	1,347,300	09/19/19	3 month LIBOR	8.960	4,803	2,837
Deutsche Bank AG	TRY	3,374,850	1,506,865	12/05/16	8.080	3 month LIBOR	(3,135)	(60,078)
JPMorgan Securities, Inc.		$686,952	1,497,350	08/22/19	3 month LIBOR	8.650	1,901	19,123
Morgan Stanley & Co. International PLC		729,960	1,630,000	11/05/19	3 month LIBOR	8.540	621	19,822

TOTAL							$(1,856)	$146,212

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS

						Market Value
Counterparty	Notional Amount (000s)		Reference Security	Termination Date	Financing Fee#	Upfront Payments made (received)	Unrealized Gain (Loss)

Bank of America Securities LLC	BRL	910	Notas do Tesouro Nacional Series B, 6.000%, 8/15/20	01/14/15	3 month LIBOR	$—	$(141,651)
		700	Notas do Tesouro Nacional Series B, 6.000%, 8/15/20	01/27/15	3 month LIBOR	—	(34,898)
		594	Notas do Tesouro Nacional Series B, 6.000%, 8/15/20	01/30/15	3 month LIBOR	—	(33,551)
		175	Notas do Tesouro Nacional Series B, 6.000%, 8/15/20	03/16/15	3 month LIBOR	—	1,133
Credit Suisse International (London)		$853	Markit IOS Fannie-Mae Index, 30yr Fixed Rate, 3.000%, Series 12	01/12/43	3 month LIBOR	3,208	(1,347)
		1,766	Markit IOS Fannie-Mae Index, 30yr Fixed Rate, 4.000%, Series 13	01/12/44	1 month LIBOR	(7,314)	(4,289)
JPMorgan Securities, Inc.		3,409	Markit IOS Fannie-Mae Index, 30yr Fixed Rate, 3.000%, Series 12	01/12/43	3 month LIBOR	8,034	(590)

TOTAL						$3,928	$(215,193)

#	The Fund receives annual coupon payments in accordance with the swap contracts. On the termination date of the swap contracts, the Fund will either receive from or pay to the counterparty an amount equal to the net of the accrued financing fees and the value of the reference security subtracted from the original notional cost (notional multiplied by the price change of the reference security, converted to U.S. Dollars).

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Schedule of Investments (continued)

December 31, 2014 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS ON COMMODITY INDICES

Counterparty	Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Unrealized Gain (Loss)

Merrill Lynch International Bank Ltd.	Dow Jones-UBS Brent Crude Subindex	$1,271	0.00%	03/30/15	$(37)
	Dow Jones-UBS Brent WTI Crude Oil Subindex	427	0.00	03/30/15	(31)
	Dow Jones-UBS Corn Subindex	824	0.00	03/30/15	—
	Dow Jones-UBS Gold Subindex	902	0.00	03/30/15	—
	Dow Jones-UBS Natural Gas Subindex 3 Month Forward	485	0.00	03/30/15	—
	Dow Jones-UBS Platinum Index	331	(0.18)	03/30/15	(55)
	Dow Jones-UBS Platinum Subindex	1,076	0.00	03/30/15	(15)
	Dow Jones-UBS Soybeans Subindex	2,527	0.00	03/30/15	—
	Dow Jones-UBS Soybeans Subindex 3 Month Forward	354	0.00	03/30/15	—
	Dow Jones-UBS Wheat Subindex	1,297	0.00	03/30/15	—
	Merrill Lynch Extra Palladium Excess Return Index	1,493	(0.18)	03/30/15	(250)

TOTAL					$(388)

(c)	The Fund receives quarterly payments based on any positive monthly return of the Referenced Obligation. The Fund makes payments on any negative monthly return of such referenced obligation.

*	There are no upfront payments on the swap contracts, therefore the unrealized gain/loss of the swap contracts is equal to their market value.

WRITTEN OPTIONS CONTRACTS — At December 31, 2014, the Fund had the following written swaptions:

INTEREST RATE SWAPTION CONTRACTS

Counterparty	Description	Notional Amount (000s)		Expiration Date	Strike Price	Value

Bank of America Securities LLC	Call - OTC - 5 year Swap for the obligation to pay a fixed rate of 4.108% versus the 3 month LIBOR maturing on May 05, 2015		$5,000	05/05/15	4.108%	$(368)
Barclays Bank PLC	Call - OTC - 1 year Swap for the obligation to pay a fixed rate of 2.000% versus the 3 month LIBOR maturing on February 24, 2016	GBP	3,200	02/24/15	2.000	(1)
	Call - OTC - 1 year Swap for the obligation to pay a fixed rate of 2.100% versus the 3 month LIBOR maturing on February 24, 2016		3,200	02/24/15	2.100	(1)
Citibank NA	Call - OTC - 1 year Swap for the obligation to pay a fixed rate of 3.200% versus the 3 month LIBOR maturing on Auguest 08, 2016		$2,700	08/10/18	3.200	(7,668)
	Call - OTC - 10 year Swap for the obligation to pay a fixed rate of 3.754% versus the 3 month LIBOR maturing on July 17, 2025		6,500	07/15/15	3.754	(2,581)
	Call - OTC - 5 year Swap for the obligation to pay a fixed rate of 2.925% versus the 3 month LIBOR maturing on January 7, 2020		14,700	01/05/15	2.925	(1)
	Call - OTC - 5 year Swap for the obligation to pay a fixed rate of 3.325% versus the 3 month LIBOR maturing on January 7, 2020		14,700	01/05/15	3.325	(1)
Citigroup Global Markets, Inc.	Call - OTC - 1 year Swap for the obligation to pay a fixed rate of 3.100% versus the 3 month LIBOR maturing on January 7, 2020		3,400	08/12/16	3.100	(11,022)
	Call - OTC - 1 year Swap for the obligation to pay a fixed rate of 3.550% versus the 3 month LIBOR maturing on January 7, 2020		3,400	09/06/16	3.550	(7,443)

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Schedule of Investments (continued)

December 31, 2014 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

INTEREST RATE SWAPTION CONTRACTS (continued)

Counterparty	Description	Notional Amount (000s)		Expiration Date	Strike Price	Value

Deutsche Bank AG	Call - OTC - 5 year Swap for the obligation to pay a fixed rate of 4.305% versus the 3 month LIBOR maturing on April 07, 2015		$4,300	04/01/15	4.305%	$(25)
	Call - OTC - 5 year Swap for the obligation to pay a fixed rate of 7.205% versus the 3 month TIIE maturing on January 9, 2020	MXN	74,130	01/14/15	7.205	—
JPMorgan Securities, Inc.	Call - OTC - 1 year Swap for the obligation to pay a fixed rate of 2.000% versus the 3 month GBP maturing on May 26, 2016	GBP	15,900	05/26/15	2.000	(37)
	Call - OTC - 1 year Swap for the obligation to pay a fixed rate of 2.150% versus the 3 month GBP maturing on May 26, 2016		15,900	05/26/15	2.150	(37)
	Call - OTC - 1 year Swap for the obligation to pay a fixed rate of 3.000% versus the 3 month LIBOR maturing on January 7, 2020		$3,400	08/19/16	3.000	(12,610)
	Call - OTC - 5 year Swap for the obligation to pay a fixed rate of 7.150% versus the 3 month TIIE maturing on January 31, 2020	MXN	60,130	02/05/15	7.150	—
Morgan Stanley Capital Services, Inc.	Call - OTC - 1 year Swap for the obligation to pay a fixed rate of 3.595% versus the 3 month LIBOR maturing on March 26, 2019		$29,000	03/23/15	3.595	(171)
	Call - OTC - 1 year Swap for the obligation to pay a fixed rate of 3.595% versus the 3 month LIBOR maturing on March 27, 2019		29,000	03/25/15	3.595	(200)
	Call - OTC - 1 year Swap for the obligation to pay a fixed rate of 3.600% versus the 3 month LIBOR maturing on March 26, 2019		29,000	03/23/15	3.600	(165)
	Call - OTC - 1 year Swap for the obligation to pay a fixed rate of 3.635% versus the 3 month LIBOR maturing on March 26, 2019		29,000	03/20/15	3.635	(122)
	Call - OTC - 5 year Swap for the obligation to pay a fixed rate of 2.925% versus the 3 month LIBOR maturing on January 7, 2020		9,100	01/05/15	2.925	(1)
	Call - OTC - 5 year Swap for the obligation to pay a fixed rate of 3.325% versus the 3 month LIBOR maturing on January 7, 2020		9,100	01/05/15	3.325	(1)

TOTAL (Premium Received $838,059)			$364,760			$42,455

WRITTEN OPTIONS CONTRACTS — For the period ended December 31, 2014, the Fund had the following written swaptions activity:

INTEREST RATE SWAPTION CONTRACTS

	Notional Amount (000s)	Premiums Received

Contracts Outstanding March 31, 2014	$946,760	$4,319,667

Contracts Written	222,200	544,384
Contracts Bought to Close	(771,900)	(3,829,763)
Contracts Expired	(32,300)	(196,229)

Contracts Outstanding December 31, 2014	$364,760	$838,059

OPTIONS ON FUTURES CONTRACTS

Counterparty	Description	Contracts	Expiration Date	Strike Price	Value

Morgan Stanley & Co. International PLC (Premium Received $43,819)	Put - 1 year Eurodollar Futures Strike Price 99.000%	$514	06/15/15	0.990%	$(6,425)

WRITTEN OPTIONS CONTRACTS — For the period ended December 31, 2014, the Fund had the following written options activity:

OPTIONS ON FUTURES CONTRACTS

	Contracts	Premiums Received

Contracts Outstanding March 31, 2014	444	$103,703

Contracts Written	9,953	1,632,379
Contracts Bought to Close	(8,260)	(1,354,514)
Contracts Expired	(1,623)	(337,749)

Contracts Outstanding December 31, 2014	514	$43,819

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Schedule of Investments (continued)

December 31, 2014 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

TAX INFORMATION — At December 31, 2014, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$65,549,670

Gross unrealized gain	330,738
Gross unrealized loss	(1,800,311)

Net unrealized security loss	$(1,469,573)

Additional information regarding the Fund is available in the Fund’s most recent Annual and Semi-Annual Reports to Shareholders. This information is available on the Securities and Exchange Commission’s website (www.sec.gov).

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Schedule of Investments

December 31, 2014 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Secured Debt Obligations – 35.6%
Senior Term Loans(a) – 10.5%
Consumer Cyclical Services – 2.0%
First Data Corp. (BB-/B1)
$2,951,000	3.667%	09/24/18	$ 2,881,652
HD Supply, Inc. (B+/B1)
1,428,992	4.000	06/28/18	1,413,516

			4,295,168

Consumer Products – 0.4%
Anchor Hocking LLC (CCC/Caa1)
1,587,779	7.750	05/21/20	934,138

Diversified Manufacturing – 1.4%
Rexnord LLC (BB-/B2)
3,176,395	4.000	08/21/20	3,106,514

Finance – 0.8%
Flying Fortress, Inc. (BBB-/Ba1)
1,755,000	3.500	06/30/17	1,728,675

Food & Beverage – 0.5%
Rite Aid Corp. (B+/B2)
1,108,000	4.875	06/21/21	1,106,149

Health Care - Services – 0.6%
DaVita HealthCare Partners, Inc. (BB/Ba1)
1,431,805	3.500	06/24/21	1,414,237
Media-Non Cable – 0.9%
Univision Communications, Inc. (B+/B2)
1,937,764	4.000	03/01/20	1,892,227

Packaging – 0.6%
Ardagh Holdings USA, Inc. (B+/Ba3)
1,269,719	4.000	12/17/19	1,242,737

Retailers – 2.6%
JC Penney Corp., Inc. (B/B2)
2,781,098	5.000	06/20/19	2,667,072
Kate Spade & Co. (B/B2)
890,768	4.000	04/09/21	858,477
Lands End, Inc. (B+/B1)
1,636,567	4.250	04/04/21	1,618,156
Michaels Stores, Inc. (B+/Ba3)
421,344	4.000	01/28/20	413,444

			5,557,149

Telecommunications-Wireless – 0.7%
Fairpoint Communications, Inc. (B/B2)
1,598,931	7.500	02/14/19	1,581,951

TOTAL SENIOR TERM LOANS			$ 22,858,945

Other Secured Debt Obligations – 25.1%
Automotive(b) – 4.0%
Chrysler Group LLC/CG Co-Issuer, Inc. (B/B1)
$6,057,000	8.000%	06/15/19	$ 6,405,277
Schaeffler Holding Finance BV (B/B1)(c)(d)
2,150,000	6.875	08/15/18	2,246,750

			8,652,027

Principal Amount	Interest Rate	Maturity Date	Value
Secured Debt Obligations – (continued)
Building Materials(b) – 2.4%
Builders FirstSource, Inc. (B/Caa1)(c)
$2,412,000	7.625%	06/01/21	$ 2,460,240
HD Supply, Inc. (B+/B1)(c)
1,124,000	5.250	12/15/21	1,143,670
Headwaters, Inc. (B+/B1)
1,649,000	7.625	04/01/19	1,719,083

			5,322,993

Chemicals(b) – 1.9%
Hexion US Finance Corp. (CCC+/B3)
1,741,000	6.625	04/15/20	1,693,123
Ineos Finance PLC (BB-/Ba3)(c)
196,000	7.500	05/01/20	205,800
Taminco Global Chemical Corp. (NR/Caa1)(c)
1,989,000	9.750	03/31/20	2,177,955

			4,076,878

Consumer Cyclical Services(b) – 3.4%
APX Group, Inc. (B/Ba3)
3,515,000	6.375	12/01/19	3,348,037
First Data Corp. (BB-/B1)(c)
2,209,000	7.375	06/15/19	2,324,973
Sabre, Inc. (B+/Ba3)(c)
1,583,000	8.500	05/15/19	1,693,810

			7,366,820

Entertainment(b)(c) – 1.4%
MU Finance PLC (NR/NR)
2,748,650	8.375	02/01/17	2,813,930
WMG Acquisition Corp. (B+/B1)
321,000	6.000	01/15/21	312,975

			3,126,905

Finance(c) – 1.0%
International Lease Finance Corp. (BBB-/Ba1)
597,000	7.125	09/01/18	668,640
TMX Finance LLC/TitleMax Finance Corp. (B/B3)(b)
1,877,000	8.500	09/15/18	1,567,295

			2,235,935

Health Care - Services – 4.6%
CHS/Community Health Systems, Inc. (BB/Ba2)(b)
2,590,000	5.125	08/15/18	2,680,650
HCA, Inc. (BB/Ba2)
3,903,000	3.750	03/15/19	3,912,757
Tenet Healthcare Corp. (B+/Ba2)
2,313,000	6.250	11/01/18	2,521,170
Universal Health Services, Inc. (BB+/Ba1)(c)
911,000	3.750	08/01/19	911,000

			10,025,577

Media - Cable(b)(c) – 3.7%
Altice Financing SA (BB-/B1)
2,540,000	7.875	12/15/19	2,613,025
Numericable Group SA (B+/Ba3)
5,403,000	4.875	05/15/19	5,355,724

			7,968,749

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Schedule of Investments (continued)

December 31, 2014 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Secured Debt Obligations – (continued)
Retailers(b)(c) – 0.4%
Michaels Stores, Inc. (CCC+/B3)
$826,000	5.875%	12/15/20	$ 832,195

Telecommunications-Wirelines(b) – 0.4%
EarthLink Holdings Corp. (B+/Ba3)
804,000	7.375	06/01/20	812,040

Tobacco(b) – 1.3%
Vector Group Ltd. (B+/Ba3)
2,683,000	7.750	02/15/21	2,823,858

Transportation(b)(c) – 0.6%
Jack Cooper Holdings Corp. (CCC+/B2)
1,377,000	9.250	06/01/20	1,425,195

TOTAL OTHER SECURED DEBT OBLIGATIONS			$ 54,669,172

TOTAL SECURED DEBT OBLIGATIONS			$ 77,528,117

Unsecured Debt Obligations – 49.1%
Automotive(b) – 1.4%
Dana Holding Corp. (BB+/B2)
$1,292,000	5.375%	09/15/21	$ 1,327,530
Lear Corp. (BB/Ba2)
1,729,000	5.250	01/15/25	1,750,613

			3,078,143

Brokerage(b) – 0.6%
E*Trade Financial Corp. (B+/Ba3)
462,000	6.375	11/15/19	490,875
588,000	5.375	11/15/22	598,290
Jefferies Finance LLC/JFIN Co-Issuer Corp. (NR/B1)(c)
255,000	7.500	04/15/21	236,513

			1,325,678

Building Materials(b) – 0.9%
Nortek, Inc. (B/Caa1)
1,803,000	8.500	04/15/21	1,933,718

Chemicals(b) – 5.5%
Chemtura Corp. (BB-/B1)
2,819,000	5.750	07/15/21	2,755,572
INEOS Group Holdings SA (B-/B3)(c)
2,299,000	6.125	08/15/18	2,201,293
Rayonier AM Products, Inc. (BB+/Ba3)(c)
1,163,000	5.500	06/01/24	959,475
Rockwood Specialties Group, Inc. (BBB-/Ba1)
5,822,000	4.625	10/15/20	5,996,660

			11,913,000

Consumer Cyclical Services – 0.7%
The ADT Corp. (BB-/Ba2)
1,498,000	4.125	04/15/19	1,483,020

Principal Amount		Interest Rate	Maturity Date	Value
Unsecured Debt Obligations – (continued)
Energy - Exploration & Production(b) – 10.2%
Bill Barrett Corp. (B-/B2)
	$139,000	7.000%	10/15/22	$ 111,895
Bonanza Creek Energy, Inc. (B-/B3)
	1,209,000	6.750	04/15/21	1,051,830
	1,958,000	5.750	02/01/23	1,527,240
Carrizo Oil & Gas, Inc. (B/B2)
	1,130,000	8.625	10/15/18	1,124,350
Cimarex Energy Co. (BB+/Ba1)
	1,382,000	5.875	05/01/22	1,437,280
Comstock Resources, Inc. (B-/B3)
	910,000	7.750	04/01/19	627,900
Diamondback Energy, Inc. (B-/B3)
	1,249,000	7.625	10/01/21	1,219,336
Endeavor Energy Resources LP/EER Finance, Inc. (B/B3)(c)
	3,196,000	7.000	08/15/21	2,828,460
Linn Energy LLC/Linn Energy Finance Corp. (B/B1)
	1,824,000	6.500	05/15/19	1,541,280
Magnum Hunter Resources Corp. (CCC/NR)
	1,666,000	9.750	05/15/20	1,303,645
Memorial Resource Development Corp. (B-/Caa1)(c)
	2,418,000	5.875	07/01/22	2,164,110
Parsley Energy LLC/Parsley Finance Corp. (CCC+/Caa1)(c)
	1,761,000	7.500	02/15/22	1,677,353
Seven Generations Energy Ltd. (CCC+/B3)(c)
	3,150,000	8.250	05/15/20	3,024,000
SM Energy Co. (BB/Ba2)
	362,000	6.500	01/01/23	349,330
	466,000	5.000	01/15/24	405,420
Teine Energy Ltd. (CCC+/B3)(c)
	1,832,000	6.875	09/30/22	1,428,960
Trilogy Energy Corp. (B/NR)(c)
CAD	289,000	7.250	12/13/19	228,852

				22,051,241

Energy - Independent(b) – 0.7%
Berry Petroleum Co. (BB-/B1)
	$1,104,000	6.750	11/01/20	894,240
Penn Virginia Corp. (B-/Caa1)
	401,000	7.250	04/15/19	312,780
	389,000	8.500	05/01/20	311,200

				1,518,220

Entertainment(b) – 2.1%
Cinemark USA, Inc. (BB-/B2)
	1,420,000	5.125	12/15/22	1,370,300
Regal Entertainment Group (B-/B3)
	2,204,000	5.750	03/15/22	2,104,820
WMG Acquisition Corp. (B/Caa1)(c)
	1,229,000	6.750	04/15/22	1,078,447

				4,553,567

Environmental(b) – 0.4%
ADS Waste Holdings, Inc. (CCC+/Caa2)
	930,000	8.250	10/01/20	930,000

Finance – 8.4%
Ally Financial, Inc. (BB+/B1)
	558,000	4.750	09/10/18	578,228
	1,894,000	3.750	11/18/19	1,865,590
	575,000	7.500	09/15/20	674,187

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Schedule of Investments (continued)

December 31, 2014 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value
Unsecured Debt Obligations – (continued)
Finance – (continued)
CIT Group, Inc. (BB-/Ba3)
$1,885,000	5.000%		05/15/17	$ 1,950,975
2,190,000	5.250		03/15/18	2,288,550
Intrepid Aviation Group Holdings LLC/Intrepid Finance Co. (NR/NR)(b)(c)
3,363,000	6.875		02/15/19	3,262,110
Nationstar Mortgage LLC/Nationstar Capital Corp. (B+/B2)(b)
1,941,000	6.500		08/01/18	1,848,802
803,000	7.875		10/01/20	770,880
Navient Corp. (BB/Ba3)
2,854,000	5.500		01/15/19	2,911,080
972,000	8.000		03/25/20	1,076,490
982,000	5.875		10/25/24	935,355

				18,162,247

Food & Drug Retailers(b) – 1.6%
Rite Aid Corp. (CCC+/Caa1)
59,000	9.250		03/15/20	64,163
3,283,000	6.750		06/15/21	3,381,490

				3,445,653

Health Care - Services – 3.7%
DaVita HealthCare Partners, Inc. (B+/B1)(b)
817,000	6.625		11/01/20	855,807
896,000	5.750		08/15/22	949,760
Fresenius Medical Care US Finance II, Inc. (BB+/Ba2)(c)
795,000	5.625		07/31/19	850,650
1,351,000	4.125	(b)	10/15/20	1,357,755
Lifepoint Hospitals, Inc. (BB-/Ba2)(b)
3,986,000	5.500		12/01/21	4,085,650

				8,099,622

Media - Non Cable(b) – 3.4%
Lamar Media Corp. (BB-/Ba2)
3,235,000	5.375		01/15/24	3,340,137
Nexstar Broadcasting, Inc. (B/B3)
3,938,000	6.875		11/15/20	4,095,520

				7,435,657

Metals & Mining(b) – 0.1%
HudBay Minerals, Inc. (B/B3)
280,000	9.500		10/01/20	271,600

Natural Gas(b)(c) – 0.1%
Sanjel Corp. (NR/NR)
400,000	7.500		06/19/19	300,000

Packaging(b) – 3.4%
Beverage Packaging Holdings Luxembourg II SA/Beverage Packaging Holdings II Is (CCC+/Caa2)(c)
3,615,000	5.625		12/15/16	3,551,737
2,499,000	6.000		06/15/17	2,449,020
Crown Americas LLC (BB-/Ba3)
229,000	6.250		02/01/21	241,309
Sealed Air Corp. (BB/B1)(c)
1,074,000	8.375		09/15/21	1,205,565

				7,447,631

Pharmaceuticals(b)(c) – 2.4%
Valeant Pharmaceuticals International, Inc. (B/B1)
4,878,000	6.750		08/15/18	5,182,875

Real Estate Investment Trust(b) – 0.6%
istar Financial, Inc. (B+/B2)
1,227,000	4.000		11/01/17	1,190,190

Principal Amount	Interest Rate	Maturity Date	Value
Unsecured Debt Obligations – (continued)
Retailers(b) – 0.9%
Michaels FinCo Holdings LLC/Michaels FinCo, Inc. (CCC+/B3)(c)(d)
$666,000	7.500%	08/01/18	$ 677,655
Rent-A-Center, Inc. (B+/B1)
1,378,000	6.625	11/15/20	1,315,990

			1,993,645

Telecommunications-Wireless – 2.0%
Sprint Capital Corp. (BB-/B2)
165,000	6.900	05/01/19	168,300
Sprint Communications, Inc. (BB+/Ba2)(c)
1,566,000	9.000	11/15/18	1,777,410
Sprint Corp. (BB-/B2)
1,825,000	7.125	06/15/24	1,701,812
T-Mobile USA, Inc. (BB/Ba3)(b)
770,000	6.000	03/01/23	775,775

			4,423,297

TOTAL UNSECURED DEBT OBLIGATIONS			$106,739,004

Shares	Description	Value
Common Stocks(e)(f)(g)(h) – 0.1%
Oil, Gas & Consumable Fuels – 0.1%
1,815,521	Lone Pine Resources CDA Ltd.	$ 201,782

Shares	Rate	Value
Preferred Stocks – 1.7%
Finance(c) – 0.8%
Ally Financial, Inc.
1,870	7.000%	$ 1,869,241

Oil, Gas & Consumable Fuels(e)(f)(h)(i) – 0.9%
Lone Pine Resources CDA Ltd.
1,194,849	10.375	1,896,703

TOTAL PREFERRED STOCKS		$ 3,765,944

Shares	Description	Value
Investment Company(f) – 6.0%
13,023,505	Goldman Sachs Financial Square - Government Fund	$ 13,023,505

TOTAL INVESTMENTS – 92.5%		$201,258,352

OTHER ASSETS IN EXCESS OF LIABILITIES – 7.5%		16,235,951

NET ASSETS – 100.0%		$217,494,303

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Schedule of Investments (continued)

December 31, 2014 (Unaudited)

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Senior Term Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility at December 31, 2014. Senior Term Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(b)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(c)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $67,064,658, which represents approximately 30.8% of net assets as of December 31, 2014.

(d)	Pay-in-kind securities.

(e)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered and the registration statement is effective. Disposal of these securities may involve time consuming negotiations and prompt sale at an acceptable price may be difficult. Total market value of restricted securities amounts to $2,098,485, which represents approximately 1.0% of net assets as of December 31, 2014.

Restricted Security	Acquisition Date	Cost

Lone Pine Resources CDA Ltd. (Common Stock)	1/31/2014	$1,418,162
Lone Pine Resources CDA Ltd. (Preferred Stock)	1/31/2014	1,528,269

(f)	Represents an Affiliated Issuer/Fund.

(g)	In addition the Fund holds 310,336 shares of voting securities in an affiliated entity with zero cost and zero value.

(h)	Security is currently in default and/or non-income producing.

(i)	In addition the Fund holds 1,194,849 shares of voting securities in an affiliated entity with zero cost and zero value.

Security ratings disclosed, if any, are obtained from Standard & Poor’s/Moody’s Investors Service. A description of the ratings is available in the Fund’s Statement of Additional Information.

Currency Abbreviations:
CAD	— Canadian Dollar
EUR	— Euro
USD	— U.S. Dollar

Investment Abbreviations:
LIBOR	— London Interbank Offered Rate
LP	— Limited Partnership
NR	— Not Rated
WR	— Withdrawn Rating

For information on the mutual funds, please call our toll free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.GSAMFUNDS.com.

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Schedule of Investments (continued)

December 31, 2014 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At December 31, 2014, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain

Citibank NA	USD/CAD	05/26/15	$514,730	$14,114
	USD/EUR	04/21/15	19,926,263	1,181,556

TOTAL				$1,195,670

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss

Citibank NA	EUR/USD	04/21/15	$13,930,214	$(332,949)

SWAP CONTRACTS — At December 31, 2014, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

			Rates Exchanged		Market Value
	Notional Amount (000s)(a)	Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)

	$17,630	03/18/18	3 month LIBOR	1.500%	$(35,694)	$857
	8,650	03/18/22	3 month LIBOR	2.500	(222,256)	8,232
	26,595	03/18/20	3 month LIBOR	2.250	(452,047)	(31,479)

TOTAL					$(709,997)	$(22,390)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to December 31, 2014.

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

					Market Value
Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at December 31, 2014(b)	Upfront Payments Made (Received)	Unrealized Gain (Loss)

Protection Purchased:
CDX North America High Yield Index 22	$80,000	(5.000)%	12/20/19	3.548%	$(5,508,507)	$393,427

(b)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

TAX INFORMATION — At December 31, 2014, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$208,623,413

Gross unrealized gain	1,625,158
Gross unrealized loss	(8,990,219)

Net unrealized security loss	$(7,365,061)

Additional information regarding the Fund is available in the Fund’s most recent Annual and Semi-Annual Reports to Shareholders. This information is available on the Securities and Exchange Commission’s website (www.sec.gov).

GOLDMAN SACHS FIXED INCOME ALTERNATIVES STRATEGIES FUNDS

Schedule of Investments (continued)

December 31, 2014 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS

Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

Basis of Consolidation for Fixed Income Macro Strategies Fund — The Goldman Sachs Cayman Commodity — FIMS Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated on December 16, 2013 and is currently a wholly-owned subsidiary of the Fixed Income Macro Strategies Fund. The Subsidiary acts as an investment vehicle for the Fund to enable the Fund to gain exposure to certain types of commodity-linked derivative instruments. The Fund is the sole shareholder of the Subsidiary pursuant to a subscription agreement dated as of December 16, 2013, and it is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to vote at general meetings of the Subsidiary and certain rights in connection with any winding-up or repayment of capital, as well as the right to participate in the profits or assets of the Subsidiary. All interfund balances and transactions have been eliminated in consolidation. As of December 31, 2014, the Fund’s net assets were $ 84,810,260, of which, $25,247,896, or 19%, represented the Subsidiary’s net assets.

Investments and Fair Value Measurements — The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). Accounting principles generally accepted in the United States of America (“GAAP”) establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including Goldman Sachs Asset Management, L.P. (“GSAM”) assumptions in determining fair value measurement).

The Trustees have adopted Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities of G8 countries (not held in money market funds), which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i. Inverse Floaters — The interest rate on inverse floating rate securities (“inverse floaters”) resets in the opposite direction from the market rate of interest to which the inverse floaters are indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

ii. Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

GOLDMAN SACHS FIXED INCOME ALTERNATIVES STRATEGIES FUNDS

Schedule of Investments (continued)

December 31, 2014 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

iii. Senior Term Loans — Senior term loans (“Loans”) are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. Loans are arranged through private negotiations between the borrower and one or more financial institutions (“Lenders”). A Fund’s investments in Loans are in the form of either participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). With respect to Participations, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. A Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement with respect to Participations. Conversely, Assignments result in a Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement.

iv. Structured Notes — The values of structured notes are based on the price movements of a reference security or index. Upon termination, a Fund will receive a payment from the issuer based on the value of the referenced instrument (notional amount multiplied by price of the referenced instrument) and record a realized gain or loss.

Equity Securities — Equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value (“NAV”) on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Funds enter into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures contracts, typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i. Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using counterparty prices, and the change in value, if any, is recorded as an unrealized gain or loss.

A forward foreign currency contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

A non-deliverable bond forward is a short term forward contract between two parties to buy or sell a bond denominated in a non-deliverable foreign currency at a specified future time and price. Non-deliverable bond forwards are marked-to-market daily using market quotations. Unrealized gains or losses on non-deliverable bond forwards are recorded by a Fund on a daily basis, and realized gains or losses are recorded on the termination date or sale of a contract.

ii. Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

GOLDMAN SACHS FIXED INCOME ALTERNATIVES STRATEGIES FUNDS

Schedule of Investments (continued)

December 31, 2014 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

iii. Options — When a Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv. Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”)(“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in cash settled trade.

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, a Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty.

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Fund bought credit protection.

A cross currency swap is an agreement which a Fund may enter into to gain or mitigate exposure to currency risk. A cross currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Cross currency swaps usually involve the delivery of the entire principle value of one designated currency in exchange for other designated currency. Therefore, the entire principle value of a cross currency swap is subject to risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction.

A total return swap is an agreement that gives a Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, a Fund may also be required to pay the dollar value of that decline to the counterparty.

Short Term Investments — Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are classified as Level 2 of the fair value hierarchy.

i. Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Fund, including accrued interest is required to exceed the value of the repurchase agreement, including accrued interest. The underlying securities for all repurchase agreements are held at the Fund’s custodian or designated sub-custodians under tri-party repurchase agreements.

GOLDMAN SACHS FIXED INCOME ALTERNATIVES STRATEGIES FUNDS

Schedule of Investments (continued)

December 31, 2014 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

An MRA governs transactions between a Fund and select counterparties. An MRA contains provisions for, among other things, initiation, income payments, events of default and maintenance of securities for repurchase agreements. An MRA also permits offsetting with collateral to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty.

If the seller defaults, a Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by a Fund are less than the repurchase price and a Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of default or insolvency of the seller, a court could determine that a Fund’s interest in the collateral is not enforceable, resulting in additional losses to the Fund.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds maintain pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

ii. Reverse Repurchase Agreements — The Fixed Income Macro Strategies Fund may enter into reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by the Fund subject to the Fund’s agreement to repurchase them at a mutually agreed upon date and price (including interest). The Fund is required to deliver securities as collateral to the counterparty that exceeds the value of the reverse repurchase agreement. Reverse repurchase agreements may be entered into when the Investment Adviser expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense, or to permit the Fund to borrow for investment (leveraging) purposes.

Similar to an MRA, a reverse repurchase agreement governs transactions between the Fund and select counterparties. These agreements also contain provisions for, among other things, initiation, income payments, events of default and maintenance of securities for reverse repurchase agreements. These agreements also permit offsetting with collateral to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty.

Level 3 Fair Value Investments — To the extent that the aforementioned significant inputs are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of December 31, 2014:

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Foreign Sovereign Debt Obligations	$10,222,826	$10,647,722	$—
Structured Notes	—	326,561	—
Mortgage-Backed Obligations	—	10,727,006	—
Asset-Backed Securities	—	5,671,809	—
Municipal Debt Obligations	—	2,922,155	—
Corporate Obligations	—	1,793,444	—
U.S. Treasury Obligations	17,413,485	—	—
Short-term Investments	—	4,200,000	—
Total	$27,636,311	$36,288,697	$—

Derivative Type
Assets(a)
Options Purchased	$11,243	$143,846	$—
Forward Foreign Currency Exchange Contracts(a)	—	2,520,421	—
Futures Contracts(a)	11,035	—	—
Interest Rate Swap Contracts(a)	—	4,807,264	—
Credit Default Swap Contracts(a)	—	90,185	—
Cross Currency Swap Contracts(a)	—	206,290	—
Total Return Swap Contracts(a)	—	1,133	—
Total	$22,278	$7,769,139	$—
Liabilities(a)
Forward Foreign Currency Exchange Contracts(a)	$—	$(1,699,094)	$—
Futures Contracts(a)	(131,658)	—	—
Interest Rate Swap Contracts(a)	—	(6,598,356)	—
Credit Default Swap Contracts(a)	—	(122,346)	—
Cross Currency Swap Contracts(a)	—	(60,078)	—
Total Return Swap Contracts(a)	—	(216,744)	—
Written Options Contracts	(6,425)	(42,455)	—
Total	$(138,083)	$(8,739,073)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

GOLDMAN SACHS FIXED INCOME ALTERNATIVES STRATEGIES FUNDS

Schedule of Investments (continued)

December 31, 2014 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

LONG SHORT CREDIT STRATEGIES

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Senior Term Loans	$—	$21,130,270	$1,728,675
Secured Debt Obligations	—	54,669,172	—
Unsecured Debt Obligations	—	106,739,004	—
Common Stock and/or Other Equity Investments North America	—	1,869,241	2,098,485
Investment Company	13,023,505	—	—
Total	$13,023,505	$184,407,687	$3,827,160

Derivative Type
Assets(b)
Forward Foreign Currency Exchange Contracts	$—	$1,195,670	$—
Interest Rate Swap Contracts	—	9,089	—
Credit Default Swap Contracts	—	393,427	—
Total	$—	$1,598,186	$—
Liabilities(b)
Forward Foreign Currency Exchange Contracts	$—	$(332,949)	$—
Interest Rate Swap Contracts	—	(31,479)	—
Total	$—	$(364,428)	$—

(a)	To adjust for the time difference between local market close and the calculation of net asset value. The Fund utilizes fair value model prices for international equities provided by an independent fair value service resulting in a Level 2 classification.

(b)	Amount shown represents unrealized gain (loss) at period end.

The following is a reconciliation of Level 3 investments for the period ended December 31, 2014:

	Senior Term Loans	Common Stock and/or Other Equity Investments
Beginning Balance as of April 1, 2014	$—	$2,947,612
Realized gain (loss)	(7,294)	—
Net change in unrealized gain (loss) relating to instruments still held at reporting date	(20,689)	(849,127)
Purchases	—	—
Sales	(1,612,706)	—
Amortization	—	—
Transfers into Level 3	3,369,364	—
Transfers out of Level 3	—	—
Ending Balance as of December 31, 2014	$1,728,675	$2,098,485

For further information regarding security characteristics, see the Schedules of Investments.

JOINT REPURCHASE AGREEMENT ACCOUNT II — At December 31, 2014, the Fund had undivided interests in the Joint Repurchase Agreement Account II, with a maturity date of January 2, 2015, as follows:

Principal Amount	Maturity Value	Collateral Allocation Value
$4,200,000	$4,200,019	$4,297,267

REPURCHASE AGREEMENTS — At December 31, 2014, the Principal Amount of the Fund’s interest in the Joint Repurchase Agreement Account II was as follows:

Counterparty	Interest Rate	Principal Amounts
BNP Paribas Securities Co.	0.070%	$320,122
Citigroup Global Markets, Inc.	0.080	2,560,975
Merrill Lynch & Co., Inc.	0.080	358,537
TD Securities (USA) LLC	0.090	960,366
TOTAL		$4,200,000

At December 31, 2014, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Federal Farm Credit Bank	0.220% to 3.200%	07/09/15 to 12/26/24
Federal Home Loan Mortgage Corp.	3.500	10/01/25
Federal National Mortgage Association	0.875 to 5.500	10/26/17 to 12/01/44
Government National Mortgage Association	3.000 to 3.500	11/20/42
Tennessee Valley Authority	2.875	09/15/24
United States Treasury Notes	1.625 to 2.625	04/30/19 to 11/15/20

GOLDMAN SACHS FIXED INCOME ALTERNATIVES STRATEGIES FUNDS

Schedule of Investments (continued)

December 31, 2014 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

The Funds’ risks include, but are not limited to, the following:

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and foreign currency with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight or independent evaluation of their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that a Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Leverage Risk — The use of leverage creates an opportunity for increased net investment income dividends, but also creates risks for the investors. There is no assurance that the Fund’s intended leveraging strategy will be successful. Leverage involves risks and special considerations, including the likelihood of greater volatility of NAV, market price and dividend rate than a comparable portfolio without leverage; the risk that fluctuations in interest rates on borrowings and short-term debt or in the interest or dividend rates on any leverage that the Fund must pay will reduce the Fund’s return; the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV than if the Fund were not leveraged, which may result in a greater decline in the market price; the investment advisory fees payable to the Investment Adviser will be higher than if the Fund did not use financial leverage; and that leverage may increase operating costs, which may reduce total return.

Liquidity Risk — The Funds may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Funds invest. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions by the United States or other governments, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Funds have exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Funds also invest in securities of issuers located in emerging markets, these risks may be more pronounced.

Non-Diversification Risk — The Funds are non-diversified, meaning that they are permitted to invest a larger percentage of their assets in fewer issuers than diversified mutual funds. Thus, a Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Tax Risk — The Fixed Income Macro Strategies Fund will seek to gain exposure to the commodity markets primarily through investments in the Subsidiaries and/or commodity index-linked structured notes, as applicable. Historically, the Internal Revenue Service (“IRS”) has issued private letter rulings (“PLRs”) in which the IRS specifically concluded that income and gains from investments in commodity index-linked structured notes or a wholly-owned foreign subsidiary that invests in commodity-linked instruments are “qualifying income” for purposes of compliance with Subchapter M of the Code. In 2011, the IRS suspended granting these PLRs. The IRS has issued such private letter rulings to the Fixed Income Macro Strategies Fund. Based on such rulings, the Fund may seek to gain exposure to the commodity markets through investments in commodity-linked notes and/or subsidiaries (currently, only the Fixed Income Macro Strategies Fund invest in subsidiaries). Additionally, the IRS has suspended the granting of such private letter rulings, pending review of its position on this matter. The tax treatment of the Fund’s investment in a wholly owned subsidiary or commodity-linked instruments may be adversely affected by future legislation, Treasury Regulations, and/or guidance issued by the IRS (which may be retroactive) to the extent it ultimately concludes that income derived therefrom is not “qualifying income” under Subchapter M of the Code; the character, timing and/or amount of the Fund’s taxable income or any gains and distributions made by the Fund could also be affected. In connection with its investment in the Subsidiary, the Fund has obtained an opinion of counsel that its income from that investment should constitute “qualifying income.” However, should the IRS nevertheless successfully assert that the Fund’s income from such investment was not “qualifying income,” the Fund would likely fail to qualify as a registered investment company under the Code (i.e., to the extent that over 10% of the Fund’s gross income was derived from this investment), and would therefore become subject to federal and state income tax on all of its taxable income at regular corporate tax rates with no deduction for any distributions paid to shareholders, which would significantly adversely affect the returns to, and could cause substantial losses for, Fund shareholders.

Item 2.	Controls and Procedures.

(a) The Registrant’s President/Principal Executive Officer and Principal Financial Officer concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) were effective as of a date within 90 days prior to the filing date of this report (the “Evaluation Date”), based on their evaluation of the effectiveness of the Registrant’s disclosure controls and procedures as of the Evaluation Date.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3.	Exhibits.

(a) Separate certifications for the President/Principal Executive Officer and the Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Goldman Sachs Trust

By (Signature and Title)*	/s/ James A. McNamara
James A. McNamara, President/Principal Executive Officer

Date February 27, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James A. McNamara
James A. McNamara, President/Principal Executive Officer

Date February 27, 2015

By (Signature and Title)*	/s/ Scott McHugh
Scott McHugh Principal Financial Officer

Date February 27, 2015

*	Print the name and title of each signing officer under his or her signature.